Long-Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Debt [Abstract]
Long-Term Debt	9. Debt

Notes Payable

Related Party Note Payable

We have an unsecured promissory note of approximately $0.7 million payable to Sterne, Kessler, Goldstein, & Fox, PLLC (“SKGF”), a related party, for outstanding unpaid fees for legal services. The note, as amended, accrues interest at a rate of 4% per annum and provides for monthly payments of principal and interest of $10,000 with a final balloon payment of approximately $0.59 million due at the maturity date of April 30, 2023. We are currently in compliance with all the terms of the note.

Convertible Notes

Our convertible notes represent 5-year promissory notes that are convertible, at the holders’ option, into shares of our common stock at fixed conversion prices. Interest payments are made on a quarterly basis and are payable, at our option, subject to certain equity conditions, in either cash, shares of our common stock, or a combination thereof. The number of shares issued for interest is determined by dividing the interest payment amount by the closing price of our common stock on the trading day immediately prior to the scheduled interest payment date. To date, all interest payments on the convertible notes have been made in shares of our common stock. We have recognized the convertible notes as debt in our condensed consolidated financial statements.

We have the option to prepay the majority of the notes, subject to a premium on the outstanding principal prepayment amount of 25% prior to the two-year anniversary of the note issuance date, 20% prior to the three-year anniversary of the note issuance date, 15% prior to the four-year anniversary of the note issuance date, or 10% thereafter.  The notes provide for events of default that include failure to pay principal or interest when due, breach of any of the representations, warranties, covenants or agreements made by us, events of liquidation or bankruptcy, and a change in control.  In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the notes plus all accrued interest due may be declared immediately payable by the holders of a majority of the then outstanding principal balance of the notes.

For the six months ended June 30, 2022, convertible notes with a face value of $0.03 million were converted, at the option of the holders, into 250,000 shares of our common stock and we recognized interest expense of approximately $0.12 million related to the contractual interest which we elected to pay in shares of our common stock. For the six months ended June 30, 2022, we issued approximately 439,000 shares of our common stock as interest-in-kind payments on our convertible notes.

In May and June 2022, we issued 5-year convertible notes with an aggregate face value of $1.4 million to accredited investors. The notes have a conversion price of $0.13 per share. We also entered into registration rights agreements with the investors pursuant to which we will register the shares underlying the notes. We have committed to file the registration statement by August 11, 2022 and to cause the registration statement to become effective by the 120th calendar day following the closing date. The registration rights agreement provides for liquidated damages upon the occurrence of certain events, including failure by us to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of liquidated damages is 1.0% of the aggregate subscription upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%, or $0.08 million.

Convertible notes payable at June 30, 2022 and December 31, 2021 consist of the following (in thousands):

	Fixed			Principal Outstanding as of
	Conversion	Interest		June 30,	December 31,
Description	Rate	Rate	Maturity Date	2022	2021
Convertible notes dated September 10, 2018	$0.40	8.0%	September 7, 2023	$200	$200
Convertible note dated September 19, 2018	$0.57	8.0%	September 19, 2023	425	425
Convertible notes dated February/March 2019	$0.25	8.0%	February 28, 2024 to March 13, 2024	750	750
Convertible notes dated June/July 2019	$0.10	8.0%	June 7, 2024 to July 15, 2024	295	320
Convertible notes dated July 18, 2019	$0.08	7.5%	July 18, 2024	700	700
Convertible notes dated September 13, 2019	$0.10	8.0%	September 13, 2024	50	50
Convertible notes dated January 8, 2020	$0.13	8.0%	January 8, 2025 [1]	450	450
Convertible notes dated May/June 2022	$0.13	8.0%	May 10, 2027 to June 30, 2027	1,410	-
Total principal balance				$4,280	$2,895

[1]The maturity date may be extended by one-year increments for up to an additional five years at the holders’ option at a reduced interest rate of 2%.

At June 30, 2022, we estimate our convertible notes have an aggregate fair value of approximately $3.1 million and would be categorized within Level 2 of the fair value hierarchy.

Secured Contingent Payment Obligation

The following table provides a reconciliation of our secured contingent payment obligation, measured at estimated fair market value, for the six months ended June 30, 2022 and the year ended December 31, 2021 (in thousands):

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Secured contingent payment obligation, beginning of period	$37,372	$33,057
Change in fair value	1,240	4,315
Secured contingent payment obligation, end of period	$38,612	$37,372

Our secured contingent payment obligation represents the estimated fair value of our repayment obligation to Brickell Key Investments, LP (“Brickell”) under a February 2016 funding agreement, as amended. Brickell is entitled to priority payments of 100% of proceeds received by us from all patent-related actions, after deduction of legal contingent fees, until such time that Brickell has been repaid its remaining principal of approximately $14.7 million. Thereafter, Brickell is entitled to a significant portion of remaining proceeds received from all patent-related actions until such time that Brickell has been repaid its minimum return. The minimum return is determined as a multiple of the funded amount that increases over time. The estimated minimum return due to Brickell was approximately $52.5 million and $48.8 million as of June 30, 2022 and December 31, 2021, respectively. In addition, Brickell may be entitled to a pro rata portion of proceeds from specified legal actions to the extent aggregate proceeds from those actions exceed the minimum return. The range of potential proceeds payable to Brickell is discussed more fully in Note 10. As of June 30, 2022, we are in compliance with our obligations under this agreement.

We have elected to measure our secured contingent payment obligation at its estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods (see Note 10). The secured contingent payment obligation is remeasured to fair value at each reporting period with changes recorded in the condensed consolidated statements of comprehensive loss until the contingency is resolved.

Unsecured Contingent Payment Obligations

The following table provides a reconciliation of our unsecured contingent payment obligations, measured at estimated fair market value, for the six months ended June 30, 2022 and the year ended December 31, 2021 (in thousands):

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Unsecured contingent payment obligations, beginning of period	$5,691	$5,222
Issuance of contingent payment rights	-	412
Change in fair value	(843)	57
Unsecured contingent payment obligations, end of period	$4,848	$5,691

Our unsecured contingent payment obligations represent amounts payable to others from future patent-related proceeds including (i) a termination fee due to a litigation funder and (ii) contingent payment rights issued to accredited investors in connection with equity financings (“CPRs”). We have elected to measure these unsecured contingent payment obligations at their estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods. The unsecured contingent payment obligations will be remeasured to fair value at each reporting period with changes recorded in the condensed consolidated statements of comprehensive loss until the contingency is resolved (see Note 10).	9. LONG-TERM DEBT

Notes Payable

Note Payable to a Related Party

We have an unsecured promissory note payable of $0.7 million to Sterne, Kessler, Goldstein, & Fox, PLLC (“SKGF”), a related party (see Note 15), for outstanding unpaid fees for legal services. The note, as amended, accrues interest at 4% per annum and provides for monthly payments of principal and interest of $10,000 with a final balloon payment of approximately $0.59 million due at the maturity date of April 30, 2023. We are currently in compliance with all the terms of the note, as amended. For each of the years ended December 31, 2021 and 2020, we recognized interest expense of approximately $0.03 million related to this note.

Unsecured Notes Payable

Unsecured notes payable at December 31, 2020 represents the current portion of our Paycheck Protection Program loan. In May 2020, we received approximately $0.2 million in proceeds from an approved loan under the Paycheck Protection Program.  The loan was eligible for forgiveness provided that (i) we used the loan proceeds exclusively for allowed costs including payroll, employee group health benefits, rent and utilities and (ii) employee and compensation levels were maintained during the coverage period. We applied for loan forgiveness in April 2021 and the loan was forgiven in June 2021. The forgiveness of the loan was recognized as income and is included in “Interest and other income” in the accompanying consolidated statements of comprehensive loss for the year ended December 31, 2021.

Secured Note Payable

Our secured note payable as of December 31, 2020 represented default interest accrued related to a note payable to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz”) for outstanding fees and expenses. Additionally, as of December 31, 2020, we had approximately $3.1 million in accounts payable to Mintz for outstanding fees and expenses. We also had approximately $3.6 million in disputed legal fees and expenses billed by Mintz that we treated as a loss contingency that was not probable as of December 31, 2020 and accordingly, for which we recognized no expense in the consolidated financial statements. On March 29, 2021, we entered into an agreement with Mintz to satisfy our outstanding obligations to Mintz. Under the terms of the agreement, (i) Mintz waived all past defaults on the note resulting in a reversal of previously accrued interest, (ii) we paid Mintz a lump-sum payment of $3.0 million in satisfaction of all outstanding obligations including our accounts payable to Mintz and all disputed and unrecorded billings, and (iii) Mintz agreed to a significant reduction in future success fees that might be payable to Mintz from future patent-related proceeds.

At December 31, 2021, the aggregate maturities of our notes payable are as follows (in thousands):

2022	$94
2023	609
Total	$703

The estimated fair value of our notes payable at December 31, 2021 is approximately $0.63 million based on a risk-adjusted discount rate.

Convertible Notes

Our convertible notes represent five-year promissory notes that are convertible, at the holders’ option, into shares of our common stock at fixed conversion prices. Interest payments are made on a quarterly basis and are payable, at our option and subject to certain equity conditions, in either cash, shares of our common stock, or a combination thereof. The number of shares issued for interest is determined by dividing the interest payment amount by the closing price of our common stock on the trading day immediately prior to the scheduled interest payment date.

To date, all interest payments on the convertible notes have been made in shares of our common stock. We have recognized the convertible notes as debt in our consolidated financial statements. The fixed conversion prices of certain of the notes were below the market value of our common stock on the closing date resulting in the recognition of a beneficial conversion feature that was recorded as a discount on the convertible notes with a corresponding increase to additional paid in capital. Upon our adoption of ASU 2020-06 on January 1, 2021, the previously recognized beneficial conversion feature was eliminated resulting in an increase in convertible notes of $0.8 million (see Note 1).

Convertible notes payable at December 31, 2021 and 2020, consist of the following (in thousands):

	Fixed
	Conversion	Interest		December 31,
Description	Rate	Rate	Maturity Date	2021	2020
Convertible notes dated September 10, 2018	$0.40	8.0%	September 10, 2023	$200	$600
Convertible notes dated September 19, 2018	$0.57	8.0%	September 19, 2023	425	425
Convertible notes dated February/March 2019	$0.25	8.0%	February 28, 2024 to March 13, 2024	750	1,300
Convertible notes dated June/July 2019	$0.10	8.0%	June 7, 2024 to July 15, 2024	320	340
Convertible notes dated July 18, 2019	$0.08	7.5%	July 18, 2024	700	700
Convertible notes dated September 13, 2019	$0.10	8.0%	September 13, 2024	50	50
Convertible notes dated January 8, 2020	$0.13	8.0%	January 8, 2025 1	450	450
Total principal balance				2,895	3,865
Less unamortized discount				-	847
				$2,895	$3,018

[1] The maturity date may be extended by one-year increments for up to an additional five years at the holder’s option at a reduced interest rate of 2%.

We have the option to prepay the majority of the notes any time following the one-year anniversary of the issuance of the notes, subject to a premium on the outstanding principal prepayment amount of 25% prior to the two-year anniversary of the note issuance date, 20% prior to the three-year anniversary of the note issuance date, 15% prior to the four-year anniversary of the note issuance date, or 10% thereafter. The notes provide for events of default that include failure to pay principal or interest when due, breach of any of the representations, warranties, covenants or agreements made by us, events of liquidation or bankruptcy, and a change in control. In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the notes plus all accrued interest due may be declared immediately payable by the holders of a majority of the then outstanding principal balance of the notes.

For the year ended December 31, 2021, convertible notes with a face value of $0.97 million were converted by the holders into 3.4 million shares of our common stock at an average conversion price of $0.29. For the year ended December 31, 2020, convertible notes with a face value of $0.15 million were converted by the holders into 0.75 million shares of our common stock at an average conversion price of $0.20. At the holders’ option, subject to ownership limitations, the convertible notes outstanding at December 31, 2021 could be converted into an aggregate of approximately 20.2 million shares of our common stock based on the fixed conversion prices.

For the years ended December 31, 2021 and 2020, we recognized interest expense of approximately $0.26 million and $0.47 million, respectively. Interest expense for the year ended December 31, 2020 included approximately $0.17 million related to amortization of the discount that was subsequently eliminated upon our adoption of ASU 2020-06. We have elected to pay contractual interest in shares of our common stock. For the years ended December 31, 2021 and 2020, we issued approximately 272,000 and 710,000 shares of our common stock, respectively, as interest-in-kind payments on our convertible notes.

All of the shares underlying our convertible notes, including shares reserved for future in-kind interest payments on the notes, have been registered for resale.

At December 31, 2021, we estimate our convertible notes have an aggregate fair value of approximately $2.3 million and would be categorized within Level 2 of the fair value hierarchy.

Secured Contingent Payment Obligation

The following table provides a reconciliation of our secured contingent payment obligation measured at estimated fair market value for the years ended December 31, 2021 and 2020, respectively (in thousands).

	2021	2020
Secured contingent payment obligation, beginning of year	$33,057	$26,651
Change in fair value	4,315	6,406
Secured contingent payment obligation, end of year	$37,372	$33,057

Our secured contingent payment obligation represents the estimated fair value of our repayment obligation to Brickell Key Investments, LP (“Brickell”) under a February 2016 funding agreement, as amended from time to time (the “CPIA”). To date, we have received aggregate proceeds of $18 million in exchange for Brickell’s right to reimbursement and compensation from gross proceeds resulting from patent enforcement and other patent monetization actions. No proceeds were received from Brickell in 2020 or 2021. To date, we have repaid an aggregate of $3.3 million under the CPIA from patent license and settlement proceeds.

Brickell is entitled to priority payment of 100% of proceeds received by us, after reimbursement of out-of-pocket expenses and legal contingent fees, from all patent-related actions until such time that Brickell has been paid its minimum return. The minimum return is determined as a multiple of the funded amount that increases over time. The estimated minimum return due to Brickell was approximately $48.8 million and $42 million as of December 31, 2021 and 2020, respectively. In addition, Brickell is entitled to a pro rata portion of proceeds from specified legal actions to the extent aggregate proceeds from those actions exceed the minimum return.

Brickell holds a senior security interest in the majority of our assets until such time as the specified minimum return is paid, in which case, the security interest will be released except with respect to the patents and proceeds related to specific legal actions. The security interest is enforceable by Brickell in the event that we are in default under the agreement which would occur if (i) we fail, after notice, to pay proceeds to Brickell, (ii) we become insolvent or insolvency proceedings are commenced (and not subsequently discharged) with respect to us, (iii) our creditors commence actions against us (which are not subsequently discharged) that affect our material assets, (iv) we, without Brickell’s consent, incur indebtedness other than immaterial ordinary course indebtedness, or (v) there is an uncured non-compliance of our obligations or misrepresentations under the agreement. As of December 31, 2021, we are in compliance with our obligations under this agreement.

In addition, in the event of a change in control of the Company, Brickell has the right to be paid its return as defined under the CPIA based on the transaction price for the change in control event.

We have elected to measure our secured contingent payment obligation at its estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods (see Note 10). The secured contingent payment obligation is remeasured to fair value at each reporting period with changes recorded in the consolidated statements of comprehensive loss until the contingency is resolved.

Unsecured Contingent Payment Obligations

The following table provides a reconciliation of our unsecured contingent payment obligations, measured at estimated fair market value, for the years ended December 31, 2021 and 2020, respectively (in thousands):

	2021	2020
Unsecured contingent payment obligations, beginning of period	$5,222	$-
Reclassification of other liabilities	-	1,003
Issuance of contingent payment rights	412	2,258
Change in fair value	57	1,961
Unsecured contingent payment obligations, end of period	$5,691	$5,222

Our unsecured contingent payment obligations represent amounts payable to others from future patent-related proceeds including (i) a termination fee due to a litigation funder (“Termination Fee”) and (ii) contingent payment rights (“CPRs”) issued to accredited investors primarily in connection with equity financings. We have elected to measure these unsecured contingent payment obligations at their estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods.  The unsecured contingent payment obligations will be remeasured to fair value at each reporting period with changes recorded in the consolidated statements of comprehensive loss until the contingency is resolved (see Note 10).

The Termination Fee is a result of advances received under a letter agreement with a third-party funder of $0.4 million in 2019 and $0.6 million in 2020.  Based on the terms of the letter agreement, if a final funding arrangement was not executed by March 31, 2020, we would be obligated to pay, from future patent-related proceeds, an aggregate termination payment equal to five times the advances received, or approximately $5.0 million.  We did not consummate a funding agreement and accordingly the advances were recorded as an unsecured contingent payment obligation at March 31, 2020, when the Termination Fee obligation was incurred.  As of December 31, 2021, the estimated fair value of unsecured contingent payment obligations related to the Termination Fee is $2.6 million.

The CPRs represent the estimated fair value of rights provided to accredited investors who purchased shares of our common stock in 2020 and 2021 and the fair value of a right issued to a third-party in connection with a service agreement during the year ended December 31, 2020 (see Note 13). During the years ended December 31, 2021 and 2020, we received aggregate proceeds of $1.1 million and $3.8 million, respectively from the sale of common stock with contingent payment rights, of which approximately $0.4 million and $1.8 million, respectively was allocated to the CPRs. In addition, on May 1, 2020, we amended certain March 2020 equity purchase agreements with accredited investors for the purchase of $0.9 million in common stock to add CPRs. This amendment resulted in a charge to expense of $0.4 million for the initial estimated fair value of the CPRs. The terms of the CPRs provide that we will pay each investor an allocated portion of our net proceeds from patent-related actions, after taking into account fees and expenses payable to law firms representing us and amounts payable to Brickell. The investors’ allocated portion of net proceeds will be determined by multiplying the net proceeds recovered by us (up to $10 million) by the quotient of such investors’ subscription amount divided by $10 million, up to an amount equal to each investor’s subscription amount, or an aggregate of $5.8 million. As of December 31, 2021, the estimated fair value of our unsecured contingent payment obligations related to the CPRs is $3.1 million.